SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 28, 2004

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2949
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

001-07530	WISCONSIN GAS COMPANY	39-0476515
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY
WISCONSIN GAS COMPANY

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On June 28, 2004, Wisconsin Energy Corporation issued a press release announcing that Curt S. Culver, president and chief executive officer of MGIC Investment Corporation and its principal subsidiary, Mortgage Guaranty Insurance Corporation, was elected to the board of directors, effective June 28, 2004. Mr. Culver will also serve on the board of directors of Wisconsin Electric Power Company and Wisconsin Gas Company. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits:

The following Exhibits are filed with this Current Report on Form 8-K:
Exhibit No.

99.1	Press Release dated June 28, 2004 regarding the election of Curt S. Culver to the Board of Directors of Wisconsin Energy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ ALLEN L. LEVERETT
Date: June 28, 2004	Allen L. Leverett -- Executive Vice President and Chief Financial Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ ALLEN L. LEVERETT
Date: June 28, 2004	Allen L. Leverett -- Executive Vice President and Chief Financial Officer

WISCONSIN GAS COMPANY
(Registrant)

/s/ ALLEN L. LEVERETT
Date: June 28, 2004	Allen L. Leverett -- Executive Vice President and Chief Financial Officer